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 T. ROWE PRICE
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Diversified Small-Cap Growth Fund, Inc.

 Supplement to prospectus dated May 1, 2000
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   Effective December 31, 2000, the Portfolio Management paragraph on page 14 of the prospectus will be replaced with the following:

   Management Change
   Effective December 31, 2000, Paul W. Wojcik, CFA, became chairman of the fund's Investment Advisory Committee and assumed day-to-day responsibilities for managing the fund. Richard T. Whitney remains president of the fund and a member of the Investment Advisory Committee. Mr. Wojcik has been a member of the fund's Investment Advisory Committee since 1998 and a vice president and quantitative analyst in the Systematic Equities Group of T. Rowe Price Associates, where he has been responsible for the development of systematic research and trading tools. Prior to joining the company in 1996, he was a senior programmer/analyst at Fidelity Investments. He earned an S.M. from Massachusetts Institute of Technology and a B.E. from Vanderbilt University, with concentrations in electrical engineering and computer science.
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 The date of this supplement is
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